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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - AUGUST 30, 2001

                                    TXU CORP.
             (Exact name of registrant as specified in its charter)

          TEXAS                      1-12833                   75-2669310
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


                              TXU ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)

          TEXAS                      1-11668                   75-1837355
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)

       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600


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Item 5. Other Events and Regulation FD Disclosure.

Reference is made to Items 1. and 2. Business and Properties - Regulation and Rates - Docket No. 22350 and Item 8. Financial Statements and Supplementary Data
- Notes to Financial Statements - Note 13 - Regulation and Rates - Docket No. 22350 in the Annual Report on Form 10-K of TXU Electric Company ("TXU Electric") for the year ended December 31, 2000 ("TXU Electric 2000 10-K") and Item 1. Financial Statements - Notes to Financial Statements - Note 4 - Docket No. 22350 in the Quarterly Reports on Form 10-Q of TXU Electric for the quarters ended March 31, 2001 and June 30, 2001.

Reference is also made to Items 1. and 2. Business and Properties - US Electric Segment - Regulation and Rates - Docket No. 22350 and Item 8. Financial Statements and Supplementary Data - Notes to Financial Statements - Note 13 - Regulation and Rates - US - Docket No. 22350 in the Annual Report on Form 10-K of TXU Corp. ("TXU") for the year ended December 31, 2000 ("TXU 2000 10-K") and
Item 1. Financial Statements - Notes to Financial Statements - Note 7 - Docket No. 22350 in the Quarterly Reports on Form 10-Q of TXU for the quarters ended March 31, 2001 and June 30, 2001.

On August 30, 2001, TXU Electric filed an amendment to its business separation plan with the Public Utility Commission of Texas. The business separation plan was filed in January 2000 as required by the electric industry restructuring law passed in the 1999 Texas Legislature ("1999 Restructuring Legislation").

The Amendment does not materially alter the basic corporate structure in the business separation plan, but it is expected to reduce restructuring costs. The amendment proposes the addition of an intermediate holding company that will separately hold the transmission and distribution utility and the US merchant energy entities. TXU Electric is seeking the flexibility to leave its preferred stock, unsecured debt and preferred securities with the proposed intermediate holding company, the power generation company or the US merchant energy holding company. TXU Electric expects its first mortgage bonds outstanding on January 1, 2002 will be assumed by the transmission and distribution utility.

This report and other presentations made by TXU and TXU Electric contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU and TXU Electric believe that in making any such statement their expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements section of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in the TXU 2000 10-K and the TXU Electric 2000 10-K, as well as general industry trends; implementation of the 1999 Restructuring Legislation and other legislation; power costs and availability; changes in business strategy, development plans or vendor relationships; availability of qualified personnel; changes in, or the failure or inability to comply with, governmental regulations, including, without limitation, environmental regulations; changes in tax laws; and access to adequate transmission facilities to meet changing demands, among others, that could cause the actual results of TXU and TXU Electric to differ materially from those projected in such forward-looking statements.


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Any forward-looking statement speaks only as of the date on which such statement is made, and neither TXU nor TXU Electric undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for TXU or TXU Electric to predict all of such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TXU CORP.


                                        By: /s/ Kirk R. Oliver
                                           -------------------------------------
                                        Name:  Kirk R. Oliver
                                        Title: Treasurer and Assistant Secretary

Dated:  August 31, 2001


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TXU ELECTRIC COMPANY


                                        By: /s/ Laura Conn
                                           -------------------------------------
                                        Name:  Laura Conn
                                        Title: Treasurer and Assistant Secretary

Dated:  August 31, 2001


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